UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

pSivida Limited

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Time Sensitive Materials

Depositary’s Notice of

Scheme Meeting and Extraordinary General Meeting

of pSivida Limited

ADSs:	American Depositary Shares, evidenced by American Depositary Receipts (“ADRs”).

ADS CUSIP No.:	74439M107.

ADS Record Date:	April 28, 2008.

Meetings’ Specifics:	Scheme Meeting- June 6, 2008 at 1:00 P.M. (AEST). Extraordinary General Meeting - June 6, 2008 at 1:30 P.M.* (AEST). Both the meetings above (collectively, the “Meetings”) will be held at Stamford Plaza Melbourne, Edinbrugh Room, Level 1 West Tower 111 Little Collins Street Melbourne Victoria.

* The Extraordinary General Meeting will commence at the later of the time indicated above or the end of the Scheme Meeting.

Meetings’ Agendas:	Please refer to the Company’s Notices of Meetings enclosed herewith.

ADS Voting Instructions Deadline:	On or before 10:00 A.M. (New York City time) on May 30, 2008.

Deposited Securities:	Ordinary Shares of pSivida Limited, a corporation organized and existing under the laws of Australia (the “Company”).

ADS Ratio:	10 Ordinary Shares to 1 ADS.

Depositary:	Citibank, N.A.

Custodian of Deposited Securities:	A.N.Z. Nominees Ltd.

Deposit Agreement:	Deposit Agreement, dated as of January 24, 2005 as supplemented by the Letter Agreement, dated as of August 24, 2005 and as further supplemented by the Letter Agreement, dated as of December 30, 2005 among the Company, the Depositary and all Holders and Beneficial Owners from time to time of ADRs issued thereunder.

To be counted, your Voting Instructions need to be received by the Depositary prior to 10:00 A.M. (New York City time) on May 30, 2008.

The Company has announced that a Scheme Meeting and an Extraordinary General Meeting (the “Meetings”) will be held at the date, times and location identified above. Copies of the Notices of Meetings from the Company which include the agendas for such Meetings are enclosed. The Company’s Information Memorandum and annual reports are also enclosed.*

Holders of ADRs wishing to give voting instructions to the Depositary must sign, complete and return the enclosed Voting Instructions prior to the ADS Voting Instructions Deadline in the enclosed pre-addressed envelope.

Pursuant to Section 4.10 of the Deposit Agreement, upon timely receipt of signed and completed voting instructions from a Holder of ADRs, the Depositary shall endeavor, insofar as practicable and permitted under applicable law, the Constitution of the Company and the provisions of or governing the Deposited Securities, to vote, or cause the Custodian to vote (by means of the appointment of a proxy or otherwise) the Deposited Securities in respect of which voting instructions have been received in accordance with the instructions contained therein.

Please note that under Section 4.10 of the Deposit Agreement, the Depositary shall, if so requested in writing by the Company, represent all Deposited Securities (whether or not voting instructions have been received in respect of such Deposited Securities from Holders as of the ADS Record Date) for the sole purpose of establishing quorum at a meeting of shareholders.

Please further note that voting instructions may only be given in respect of a number of ADSs representing an integral number of Deposited Securities.

The information contained herein with respect to the Meetings has been provided by the Company. Citibank, N.A. is forwarding this information to you solely as Depositary and in accordance with the terms of the Deposit Agreement and disclaims any responsibility with respect to the accuracy or completeness of such information. Citibank, N.A. does not, and should not be deemed to, express any opinion with respect to the proposals to be considered at the Meetings. The rights and obligations of Holders of ADRs, the Company and the Depositary are set forth in their entirety in the Deposit Agreement and are summarized in the ADRs. If you wish to receive a copy of the Deposit Agreement, please contact the Depositary at the number set forth below.

If you have any questions about the way in which voting instructions may be delivered to the Depositary, please contact Citibank, N.A. - ADR Shareholder Services at 1-877-CITI-ADR (1-877-248-4237).

Citibank, N.A., as Depositary

*	As set forth in Section 4.10 of the Deposit Agreement, Holders of record of ADRs at the close of business on the ADS Record Date will be entitled, subject to any applicable law, the provisions of the Deposit Agreement, the Constitution of the Company and the provisions of or governing the Deposited Securities, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by such Holders’ ADRs.

Scheme Meeting and Extraordinary General Meeting

The Voting Instructions must be signed, completed and received at the indicated address prior to

10:00 A.M. (New York City time) on May 30, 2008 for action to be taken.

2008 VOTING INSTRUCTIONS	AMERICAN DEPOSITARY SHARES

pSivida Limited (the “Company”)

CUSIP No.:	74439M107.

ADS Record Date:	April 28, 2008.

Meetings’ Specifics:	Scheme Meeting- June 6, 2008 at 1:00 P.M. (AEST). Extraordinary General Meeting - June 6, 2008 at 1:30 P.M. (AEST). Both the meetings above will be held at Stamford Plaza Melbourne, Edinbrugh Room, Level 1 West Tower 111 Little Collins Street Melbourne Victoria. The Extraordinary General Meeting will commence at the later of the time indicated above or the end of the Scheme Meeting.

Meetings’ Agendas:	Please refer to the Company’s Notices of Meetings enclosed herewith.

Depositary:	Citibank, N.A.

Deposit Agreement:	Deposit Agreement, dated as of January 24, 2005, as supplemented by Letter Agreement, dated as of August 24, 2005, and as further supplemented by the Letter Agreement, dated as of December 30, 2005.

Deposited Securities:	Ordinary Shares of pSivida Limited, a corporation organized and existing under the laws Australia (the “Company”).

Custodian:	A.N.Z. Nominees Ltd.

The undersigned holder, as of the ADS Record Date, of the American Depositary Receipt(s) issued under the Deposit Agreement and evidencing the American Depositary Shares identified on the reverse side hereof (such American Depositary Shares, the “ADSs”), acknowledges receipt of a copy of the Depositary’s Notice of Scheme Meeting of pSivida Limited and the Depositary’s Notice of Extraordinary General Meeting of pSivida Limited and hereby irrevocably authorizes and directs the Depositary to cause to be voted at the Meetings (and any adjournments or postponements thereof) the Deposited Securities represented by the ADSs in the manner indicated on the reverse side hereof.

Please note that under Section 4.10 of the Deposit Agreement, the Depositary shall, if so requested in writing by the Company, represent all Deposited Securities (whether or not voting instructions have been received in respect of such Deposited Securities from Holders as of the ADS Record Date) for the sole purpose of establishing quorum at a meeting of shareholders.

Please further note that voting instructions may only be given in respect of a number of ADSs representing an integral number of Deposited Securities.

Please indicate on the reverse side hereof how the Deposited Securities are to be voted.

The voting instructions must be marked, signed and returned on time in order to be counted.

By signing on the reverse side hereof, the undersigned represents to the Depositary and the Company that the undersigned is duly authorized to give the voting instructions contained therein.

Agenda Items- Meetings of Shareholders on June 6, 2008

Scheme Meeting

1. That pursuant to and in accordance with sections 411 and 413 of the Corporations Act, the Scheme, the terms of which are contained in and more particularly described in the Information Memorandum (which accompanies the notice convening this meeting) is approved (with or without modification as approved by the Federal Court of Australia).

Extraordinary General Meeting

2. That, the new pSivida ESOP, the terms of which are contained in, and more particularly described in the Information Memorandum (which accompanies the notice convening this meeting) and in the form submitted to the EGM, and, for the purposes of identification, signed by the Chairman of the EGM, is approved.

A Issues	For	Against	Abstain

Scheme Meeting Resolution 1	☐	☐	☐

Extraordinary General Meeting Resolution 2	☐	☐	☐

B Authorized Signatures - Sign Here - This Section must be completed for your instructions to be executed.

If these voting instructions are signed and timely returned to the Depositary but no specific direction as to voting is marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give voting instructions “FOR” the unmarked issue.

Please be sure to sign and date this voting instruction Card.

Please sign your name to the voting instructions exactly as printed. When signing in a fiduciary or representative capacity, give full title as such. Where more than one owner, each MUST sign. Voting instructions executed by a corporation should be in full name by a duly authorized officer with full title as such.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

___________________________________	___________________________________	_______________/____/____________

Time Sensitive Materials

Depositary’s Notice of

Scheme Meeting and Extraordinary General Meeting

of pSivida Limited

Restricted ADSs:	Restricted American Depositary Shares, evidenced by Restricted American Depositary Receipts (“Restricted ADRs”).

Restricted ADS CUSIP No.:	74439MJ99.

Restricted ADS Record Date:	April 28, 2008.

Meetings’ Specifics:

Scheme Meeting- June 6, 2008 at 1:00 P.M. (AEST). Extraordinary General Meeting - June 6, 2008 at 1:30 P.M.* (AEST). Both the meetings above (collectively, the “Meetings”) will be held at Stamford Plaza Melbourne, Edinbrugh Room, Level 1 West Tower 111 Little Collins Street Melbourne Victoria.

*The Extraordinary General Meeting will commence at the later of the time indicated above or the end of the Scheme Meeting.

Meetings’ Agendas:	Please refer to the Company’s Notices of Meetings enclosed herewith.

Voting Instructions Deadline:	On or before 10:00 A.M. (New York City time) on May 30, 2008.

Deposited Securities:	Ordinary Shares of pSivida Limited, a corporation organized and existing under the laws of Australia (the “Company”).

Restricted ADS Ratio:	10 Ordinary Shares to 1 Restricted ADS.

Depositary:	Citibank, N.A.

Custodian of Deposited Securities:	A.N.Z. Nominees Ltd.

Deposit Agreement:	Deposit Agreement, dated as of January 24, 2005, as supplemented by the Letter Agreement, dated as of August 24, 2005 and as further supplemented by the Letter Agreement, dated as of December 30, 2005 among the Company, the Depositary and all Holders and Beneficial Owners from time to time of ADRs issued thereunder.

To be counted, your Voting Instructions need to be received by the Depositary prior to 10:00 A.M. (New York City time) on May 30, 2008.

The Company has announced that a Scheme Meeting and an Extraordinary General Meeting (the “Meetings”) will be held at the date, times and location identified above. Copies of the Notices of Meetings from the Company which include the agendas for such Meetings are enclosed. The Company’s Information Memorandum and annual reports are also enclosed.*

Holders of Restricted ADRs wishing to give voting instructions to the Depositary must sign, complete and return the enclosed Voting Instructions prior to the Voting Instructions Deadline in the enclosed pre-addressed envelope.

Pursuant to Section 4.10 of the Deposit Agreement, upon timely receipt of signed and completed voting instructions from a Holder of Restricted ADRs, the Depositary shall endeavor, insofar as practicable and permitted under applicable law, the Constitution of the Company and the provisions of or governing the Deposited Securities, to vote, or cause the Custodian to vote (by means of the appointment of a proxy or otherwise) the Deposited Securities in respect of which voting instructions have been received in accordance with the instructions contained therein.

Please note that under Section 4.10 of the Deposit Agreement, the Depositary shall, if so requested in writing by the Company, represent all Deposited Securities (whether or not voting instructions have been received in respect of such Deposited Securities from Holders as of the Restricted ADS Record Date) for the sole purpose of establishing quorum at a meeting of shareholders.

Please further note that voting instructions may only be given in respect of a number of Restricted ADSs representing an integral number of Deposited Securities.

The information contained herein with respect to the Meetings has been provided by the Company. Citibank, N.A. is forwarding this information to you solely as Depositary and in accordance with the terms of the Deposit Agreement and disclaims any responsibility with respect to the accuracy or completeness of such information. Citibank, N.A. does not, and should not be deemed to, express any opinion with respect to the proposals to be considered at the Meetings. The rights and obligations of Holders of Restricted ADRs, the Company and the Depositary are set forth in their entirety in the Deposit Agreement and are summarized in the Restricted ADRs. If you wish to receive a copy of the Deposit Agreement, please contact the Depositary at the number set forth below.

If you have any questions about the way in which voting instructions may be delivered to the Depositary, please contact Citibank, N.A. - ADR Shareholder Services at 1-877-CITI-ADR (1-877-248-4237).

Citibank, N.A., as Depositary

*	As set forth in Section 4.10 of the Deposit Agreement, Holders of record of Restricted ADRs at the close of business on the Restricted ADS Record Date will be entitled, subject to any applicable law, the provisions of the Deposit Agreement, the Constitution of the Company and the provisions of or governing the Deposited Securities, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by such Holders’ Restricted ADRs.

Scheme Meeting and Extraordinary General Meeting

The Voting Instructions must be signed, completed and received at the indicated address prior to 10:00 A.M. (New York City time) on May 30, 2008 for action to be taken.

2008 VOTING INSTRUCTIONS	RESTRICTED AMERICAN DEPOSITARY SHARES

pSivida Limited (the “Company”)

Restricted CUSIP No.:	74439MJ99.

Restricted ADS Record Date:	April 28, 2008.

Meetings’ Specifics:	Scheme Meeting- June 6, 2008 at 1:00 P.M. (AEST). Extraordinary General Meeting - June 6, 2008 at 1:30 P.M. (AEST). Both the meetings above will be held at Stamford Plaza Melbourne, Edinbrugh Room, Level 1 West Tower 111 Little Collins Street Melbourne Victoria. The Extraordinary General Meeting will commence at the later of the time indicated above or the end of the Scheme Meeting.

Meetings’ Agendas:	Please refer to the Company’s Notices of Meetings enclosed herewith.

Depositary:	Citibank, N.A.

Deposit Agreement:	Deposit Agreement, dated as of January 24, 2005, as supplemented by Letter Agreement, dated as of August 24, 2005, and as further supplemented by the Letter Agreement, dated as of December 30, 2005.

Deposited Securities:	Ordinary Shares of pSivida Limited, a corporation organized and existing under the laws Australia (the “Company”).

Custodian:	A.N.Z. Nominees Ltd.

The undersigned holder, as of the Restricted ADS Record Date, of the Restricted American Depositary Receipt(s) issued under the Deposit Agreement and evidencing the Restricted American Depositary Shares identified on the reverse side hereof (such Restricted American Depositary Shares, the “Restricted ADSs”), acknowledges receipt of a copy of the Depositary’s Notice of Scheme Meeting of pSivida Limited and the Depositary’s Notice of Extraordinary General Meeting of pSivida Limited and hereby irrevocably authorizes and directs the Depositary to cause to be voted at the Meetings (and any adjournments or postponements thereof) the Deposited Securities represented by the Restricted ADSs in the manner indicated on the reverse side hereof.

Please note that under Section 4.10 of the Deposit Agreement, the Depositary shall, if so requested in writing by the Company, represent all Deposited Securities (whether or not voting instructions have been received in respect of such Deposited Securities from Holders as of the Restricted ADS Record Date) for the sole purpose of establishing quorum at a meeting of shareholders.

Please further note that voting instructions may only be given in respect of a number of Restricted ADSs representing an integral number of Deposited Securities.

Please indicate on the reverse side hereof how the Deposited Securities are to be voted.

The voting instructions must be marked, signed and returned on time in order to be counted.

By signing on the reverse side hereof, the undersigned represents to the Depositary and the Company that the undersigned is duly authorized to give the voting instructions contained therein.

Agenda Items- Meetings of Shareholders on June 6, 2008

Scheme Meeting

1. That pursuant to and in accordance with sections 411 and 413 of the Corporations Act, the Scheme, the terms of which are contained in and more particularly described in the Information Memorandum (which accompanies the notice convening this meeting) is approved (with or without modification as approved by the Federal Court of Australia).

Extraordinary General Meeting

2. That, the new pSivida ESOP, the terms of which are contained in, and more particularly described in the Information Memorandum (which accompanies the notice convening this meeting) and in the form submitted to the EGM, and, for the purposes of identification, signed by the Chairman of the EGM, is approved.

A Issues	For	Against	Abstain

Scheme Meeting Resolution 1	☐	☐	☐

Extraordinary General Meeting Resolution 2	☐	☐	☐

If these voting instructions are signed and timely returned to the Depositary but no specific direction as to voting is marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give voting instructions “FOR” the unmarked issue.

Please be sure to sign and date this voting instruction Card.

Please sign your name to the voting instructions exactly as printed. When signing in a fiduciary or representative capacity, give full title as such. Where more than one owner, each MUST sign. Voting instructions executed by a corporation should be in full name by a duly authorized officer with full title as such.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

___________________________________	___________________________________	_______________/____/____________

Time Sensitive Materials

Depositary’s Notice of

Scheme Meeting and Extraordinary General Meeting

of pSivida Limited

Restricted ADSs:	Restricted American Depositary Shares, evidenced by Restricted American Depositary Receipts (“Restricted ADRs”).

Restricted ADS CUSIP No.:	74439M123.

Restricted ADS Record Date:	April 28, 2008.

Meetings’ Specifics:	Scheme Meeting- June 6, 2008 at 1:00 P.M. (AEST). Extraordinary General Meeting - June 6, 2008 at 1:30 P.M.* (AEST). Both the meetings above (collectively, the “Meetings”) will be held at Stamford Plaza Melbourne, Edinbrugh Room, Level 1 West Tower 111 Little Collins Street Melbourne Victoria.

*The Extraordinary General Meeting will commence at the later of the time indicated above or the end of the Scheme Meeting.

Meetings’ Agendas:	Please refer to the Company’s Notices of Meetings enclosed herewith.

Voting Instructions Deadline:	On or before 10:00 A.M. (New York City time) on May 30, 2008.

Deposited Securities:	Ordinary Shares of pSivida Limited, a corporation organized and existing under the laws of Australia (the “Company”).

Restricted ADS Ratio:	10 Ordinary Shares to 1 Restricted ADS.

Depositary:	Citibank, N.A.

Custodian of Deposited Securities:	A.N.Z. Nominees Ltd.

Deposit Agreement:	Deposit Agreement, dated as of January 24, 2005, as supplemented by the Letter Agreement, dated as of August 24, 2005 and as further supplemented by the Letter Agreement, dated as of December 30, 2005 among the Company, the Depositary and all Holders and Beneficial Owners from time to time of ADRs issued thereunder.

To be counted, your Voting Instructions need to be received by the Depositary prior to 10:00 A.M. (New York City time) on May 30, 2008.

The Company has announced that a Scheme Meeting and an Extraordinary General Meeting (the “Meetings”) will be held at the date, times and location identified above. Copies of the Notices of Meetings from the Company which include the agendas for such Meetings are enclosed. The Company’s Information Memorandum and annual reports are also enclosed.*

Holders of Restricted ADRs wishing to give voting instructions to the Depositary must sign, complete and return the enclosed Voting Instructions prior to the Voting Instructions Deadline in the enclosed pre-addressed envelope.

Pursuant to Section 4.10 of the Deposit Agreement, upon timely receipt of signed and completed voting instructions from a Holder of Restricted ADRs, the Depositary shall endeavor, insofar as practicable and permitted under applicable law, the Constitution of the Company and the provisions of or governing the Deposited Securities, to vote, or cause the Custodian to vote (by means of the appointment of a proxy or otherwise) the Deposited Securities in respect of which voting instructions have been received in accordance with the instructions contained therein.

Please note that under Section 4.10 of the Deposit Agreement, the Depositary shall, if so requested in writing by the Company, represent all Deposited Securities (whether or not voting instructions have been received in respect of such Deposited Securities from Holders as of the Restricted ADS Record Date) for the sole purpose of establishing quorum at a meeting of shareholders.

Please further note that voting instructions may only be given in respect of a number of Restricted ADSs representing an integral number of Deposited Securities.

The information contained herein with respect to the Meetings has been provided by the Company. Citibank, N.A. is forwarding this information to you solely as Depositary and in accordance with the terms of the Deposit Agreement and disclaims any responsibility with respect to the accuracy or completeness of such information. Citibank, N.A. does not, and should not be deemed to, express any opinion with respect to the proposals to be considered at the Meetings. The rights and obligations of Holders of Restricted ADRs, the Company and the Depositary are set forth in their entirety in the Deposit Agreement and are summarized in the Restricted ADRs. If you wish to receive a copy of the Deposit Agreement, please contact the Depositary at the number set forth below.

If you have any questions about the way in which voting instructions may be delivered to the Depositary, please contact Citibank, N.A. - ADR Shareholder Services at 1-877-CITI-ADR (1-877-248-4237).

Citibank, N.A., as Depositary

*	As set forth in Section 4.10 of the Deposit Agreement, Holders of record of Restricted ADRs at the close of business on the Restricted ADS Record Date will be entitled, subject to any applicable law, the provisions of the Deposit Agreement, the Constitution of the Company and the provisions of or governing the Deposited Securities, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by such Holders’ Restricted ADRs.

Scheme Meeting and Extraordinary General Meeting

The Voting Instructions must be signed, completed and received at the indicated address prior to

10:00 A.M. (New York City time) on May 30, 2008 for action to be taken.

2008 VOTING INSTRUCTIONS	RESTRICTED AMERICAN DEPOSITARY SHARES

pSivida Limited (the “Company”)

Restricted CUSIP No.:	74439M123.

Restricted ADS Record Date:	April 28, 2008.

Meetings’ Specifics:	Scheme Meeting- June 6, 2008 at 1:00 P.M. (AEST). Extraordinary General Meeting - June 6, 2008 at 1:30 P.M. (AEST). Both the meetings above will be held at Stamford Plaza Melbourne, Edinbrugh Room, Level 1 West Tower 111 Little Collins Street Melbourne Victoria. The Extraordinary General Meeting will commence at the later of the time indicated above or the end of the Scheme Meeting.

Meetings’ Agendas:	Please refer to the Company’s Notices of Meetings enclosed herewith.

Depositary:	Citibank, N.A.

Deposit Agreement:	Deposit Agreement, dated as of January 24, 2005, as supplemented by Letter Agreement, dated as of August 24, 2005, and as further supplemented by the Letter Agreement, dated as of December 30, 2005.

Deposited Securities:	Ordinary Shares of pSivida Limited, a corporation organized and existing under the laws Australia (the “Company”).

Custodian:	A.N.Z. Nominees Ltd.

The undersigned holder, as of the Restricted ADS Record Date, of the Restricted American Depositary Receipt(s) issued under the Deposit Agreement and evidencing the Restricted American Depositary Shares identified on the reverse side hereof (such Restricted American Depositary Shares, the “Restricted ADSs”), acknowledges receipt of a copy of the Depositary’s Notice of Scheme Meeting of pSivida Limited and the Depositary’s Notice of Extraordinary General Meeting of pSivida Limited and hereby irrevocably authorizes and directs the Depositary to cause to be voted at the Meetings (and any adjournments or postponements thereof) the Deposited Securities represented by the Restricted ADSs in the manner indicated on the reverse side hereof.

Please note that under Section 4.10 of the Deposit Agreement, the Depositary shall, if so requested in writing by the Company, represent all Deposited Securities (whether or not voting instructions have been received in respect of such Deposited Securities from Holders as of the Restricted ADS Record Date) for the sole purpose of establishing quorum at a meeting of shareholders.

Please further note that voting instructions may only be given in respect of a number of Restricted ADSs representing an integral number of Deposited Securities.

Please indicate on the reverse side hereof how the Deposited Securities are to be voted.

The voting instructions must be marked, signed and returned on time in order to be counted.

By signing on the reverse side hereof, the undersigned represents to the Depositary and the Company that the undersigned is duly authorized to give the voting instructions contained therein.

Agenda Items- Meetings of Shareholders on June 6, 2008

Scheme Meeting

1. That pursuant to and in accordance with sections 411 and 413 of the Corporations Act, the Scheme, the terms of which are contained in and more particularly described in the Information Memorandum (which accompanies the notice convening this meeting) is approved (with or without modification as approved by the Federal Court of Australia).

Extraordinary General Meeting

2. That, the new pSivida ESOP, the terms of which are contained in, and more particularly described in the Information Memorandum (which accompanies the notice convening this meeting) and in the form submitted to the EGM, and, for the purposes of identification, signed by the Chairman of the EGM, is approved.

A Issues	For	Against	Abstain

Scheme Meeting Resolution 1	☐	☐	☐

Extraordinary General Meeting Resolution 2	☐	☐	☐

B Authorized Signatures - Sign Here - This Section must be completed for your instructions to be executed.

If these voting instructions are signed and timely returned to the Depositary but no specific direction as to voting is marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give voting instructions “FOR” the unmarked issue.

Please be sure to sign and date this voting instruction Card.

Please sign your name to the voting instructions exactly as printed. When signing in a fiduciary or representative capacity, give full title as such. Where more than one owner, each MUST sign. Voting instructions executed by a corporation should be in full name by a duly authorized officer with full title as such.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

___________________________________	___________________________________	_______________/____/____________